Guarantees and Charges	12 Months Ended
Dec. 31, 2020
Disclosure of guarantees and charges [abstract]
GUARANTEES AND CHARGES

Note 18: - Guarantees and Charges

a.	The Company provided a bank guarantees in the amount of $ 272 thousands in favor of the Lessor of its leased office facility in Rehovot, Israel, and for other obligation, as guarantee for meeting its obligations under the lease agreement.

b.	The Company pledged specific purchased assets as collateral against loans, in the original amount of NIS 7,585 thousand ($ 2,362 thousand) received to fund the purchase of such assets.